CAMDEN PROPERTY TRUST
2018 EMPLOYEE SHARE PURCHASE PLAN

1.	PURPOSE

The purpose of this Plan is to assist Eligible Employees in acquiring a share ownership interest in the Company, at a favorable price and upon favorable terms, pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. This Plan is also intended to encourage Eligible Employees to remain in the employ of the Company or a Participating Subsidiary and to provide them with an additional incentive to advance the best interests of the Company.

2.	DEFINITIONS

Capitalized terms used herein which are not otherwise defined shall have the following meanings.

(a)	“Account” means the bookkeeping account maintained by the Company, or by a recordkeeper on behalf of the Company, for a Participant pursuant to Section 7(a).

(b)	“Board” means the Board of Trust Managers of the Company.

(c)	“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

(d)	“Commission” means the U.S. Securities and Exchange Commission.

(e)	“Committee” means the committee appointed by the Board to administer this Plan pursuant to Section 12.

(f)
“Common Shares” means the common shares, par value $0.01 per share, of the Company, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 17.

(g)	“Company” means Camden Property Trust, a Texas real estate investment trust, and its successors.

(h)
“Compensation” means an Eligible Employee’s base wages, overtime, commissions, bonuses and any employer paid leave, in each case to the extent payable in cash. Compensation also includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125, or 129 of the Code. Any other form of remuneration is excluded from Compensation, including (but not limited to) the following: severance pay, relocation or housing allowances, bonuses paid in equity or as an equity award, share option exercises, share appreciation right payments, the vesting or grant of restricted shares, the payment of share units, auto allowances, tuition reimbursement, perquisites, non-cash compensation and other forms of imputed income. Notwithstanding the foregoing, Compensation shall not include any amounts deferred under or paid from any nonqualified deferred compensation plan maintained by the Company or any Subsidiary.

(i)
“Contributions” means the bookkeeping amounts credited to the Account of the Participant pursuant to this Plan, equal in amount to the amount of Compensation that the Participant has elected to contribute for the purchase of Common Shares under and in accordance with this Plan.

(j)	“Effective Date” means February 16, 2018, the date on which this Plan was initially adopted by the Board.

(k)
“Eligible Employee” means any employee of the Company, or of any Subsidiary which has been designated in writing by the Committee as a “Participating Subsidiary”; provided, however, that “Eligible Employee” shall not include any employee who has not been employed by the Company or a Participating Subsidiary for at least three (3) months as of the applicable Grant Date (or such other period of time, not to exceed two (2) years), as the Committee may establish in advance of the applicable Offering Period (the “Waiting Period Requirement”). In the case of an employee of the Company or a Participating Subsidiary who ceases to be employed by the Company or a Participating Subsidiary but who is, within ninety (90) days following such termination of employment, rehired by the Company or a Participating Subsidiary, the Waiting Period Requirement with respect to the employee will be measured from the employee’s last date of hire with the Company or a Participating Subsidiary immediately prior to such break in service.

(l)	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.

(m)	“Exercise Date” means, with respect to an Offering Period, the last day of that Offering Period.

(n)	“Fair Market Value” on any date means:

(1)
if the Common Shares are listed or admitted to trade on a national securities exchange, the closing price of a Common Share on such date on the principal national securities exchange on which the Common Shares are so listed or admitted to trade, or, if there is no trading of the Common Shares on such date, then the closing price of a Common Share on such exchange on the next preceding date on which there was trading in the Common Shares;

(2)	in the absence of exchange data required to determine Fair Market Value pursuant to the foregoing, the value as established by the Committee as of the relevant time for purposes of this Plan.

(o)	“Grant Date” means, with respect to an Offering Period, the first day of that Offering Period.

(p)	“Individual Limit” has the meaning given to such term in Section 4(b).

(q)
“Offering Period” means the six (6) month period commencing on each Grant Date; provided, however, that the Committee may declare, as it deems appropriate and in advance of the applicable Offering Period, a shorter (not to be less than three (3) months) Offering Period or a longer (not to exceed twenty-seven (27) months) Offering Period.

(r)	“Option” means the option to acquire Common Shares granted to a Participant pursuant to Section 8.

(s)	“Option Price” means the per share exercise price of an Option as determined in accordance with Section 8(b).

(t)
“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company in which each corporation (other than the Company) owns shares possessing 50% or more of the total combined voting power of all classes of shares in one or more of the other corporations in the chain.

(u)	“Participant” means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement to make Contributions pursuant to Section 6.

(v)	“Participating Subsidiary” shall have the meaning given to such term in Section 19(c).

(w)	“Plan” means this Camden Property Trust 2018 Employee Share Purchase Plan, as it may be amended or restated from time to time.

(x)
“Subscription Agreement” means the written enrollment agreement or applicable electronic form of enrollment agreement filed by an Eligible Employee with the Company pursuant to Section 6 to participate in this Plan.

(y)
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations (beginning with the Company) in which each corporation (other than the last corporation) owns shares possessing 50% or more of the total combined voting power of all classes of shares in one or more of the other corporations in the chain.

3.	ELIGIBILITY

Any person employed as an Eligible Employee as of the Grant Date for a particular Offering Period shall be eligible to participate in this Plan during that Offering Period, subject to the Eligible Employee satisfying the requirements of Section 6.

4.	SHARES SUBJECT TO THIS PLAN; SHARE LIMITATIONS

(a)
Aggregate Share Limit. Subject to the provisions of Section 17, the securities that may be delivered under this Plan will be the Company’s authorized but unissued Common Shares. The maximum number of Common Shares that may be delivered pursuant to Options granted under this Plan is five hundred thousand (500,000) shares, subject to adjustments pursuant to Section 17.

(b)
Individual Share Limit. The maximum number of Common Shares that any one individual may acquire upon exercise of his or her Option with respect to any one Offering Period is one thousand five hundred (1,500), subject to adjustments pursuant to Section 17 (the “Individual Limit”). The Committee may amend the Individual Limit, effective no earlier than the first Offering Period commencing after the adoption of such amendment, without shareholder approval.

(c)
Shares Not Actually Delivered. Shares that are subject to or underlie Options, which for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again, except to the extent prohibited by law, be available for subsequent Options under this Plan.

5.	OFFERING PERIODS

During the term of this Plan, the Company will grant Options to purchase Common Shares in each Offering Period to all Participants in that Offering Period. Unless otherwise specified by the Committee in advance of the Offering Period, Offering Periods will be of approximately six (6) months duration and will commence on June 16 and December 16 each year and will end on the following December 15 and June 15, respectively. Each Option shall become effective on the Grant Date of the Offering Period with respect to which the Option is granted. The term of each Option shall be the duration of the related Offering Period and shall end on the Exercise Date of that Offering Period. The first Offering Period shall commence as of a date determined by the Board or Committee, but no earlier than the Effective Date. Offering Periods shall continue until this Plan is terminated in accordance with Section 18 or 19, or, if earlier, until no Common Shares remain available for Options pursuant to Section 4.

6.	PARTICIPATION

(a)
Enrollment. An Eligible Employee may become a participant in this Plan by completing a Subscription Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate). To become effective, a Subscription Agreement must be completed by the Eligible Employee and be filed with the Company at the time specified by the Committee, but in all cases prior to the start of the Offering Period with respect to which it is to become effective, and must set forth a stated dollar amount (or, if the Committee so provides, a whole percentage) of the Eligible Employee’s Compensation to be credited to the Participant’s Account as Contributions for the applicable Offering Period. The Participant may elect to make such Contributions by one or more cash payments during the applicable Offering Period (including, if the Participant so elects, through payroll deductions as indicated in the Participant’s Subscription Agreement), provided that the Participant’s total Contributions for an Offering Period must be made by the deadline specified by the Committee for the applicable Offering Period and in all cases not later than the last day of the applicable Offering Period.

(b)	Contribution Limits. The Committee may, in advance of a particular Offering Period, prescribe limits, rules or procedures for Contributions for that Offering Period.

(c)
Content and Duration of Subscription Agreements. Subscription Agreements shall contain the Eligible Employee’s authorization and consent to the Company’s withholding from his or her Compensation the amount of his or her Contributions, if and to the extent the Eligible Employee elects to make Contributions through payroll deductions as contemplated by Section 6(a). An Eligible Employee’s Subscription Agreement, and his or her participation election and withholding consent thereon, shall remain valid for all Offering Periods until (1) the Eligible Employee’s participation terminates pursuant to the terms hereof, (2) the Eligible Employee files a new Subscription Agreement that becomes effective, or (3) the Committee requires that a new Subscription Agreement be completed and filed with the Company.

7.	METHOD OF PAYMENT OF CONTRIBUTIONS

(a)
Participation Accounts. The Company shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant. The amount of Compensation elected to be applied as Contributions by a Participant shall be credited to that Participant’s Account as soon as administratively practicable after the date on which the Participant makes payment of any such amount to the Company or any such amount is deducted from such Participant’s Compensation, as applicable. A Participant’s Account shall be reduced by any amounts used to pay the Option Price of shares acquired, or by any other amounts distributed pursuant to the terms hereof.

(b)
Changes in Contribution Elections. A Participant may increase or decrease the level of his or her Contributions for an Offering Period by completing and filing with the Company, on such terms as the Committee (or its delegate) may prescribe, a new Subscription Agreement which indicates such election. A Participant who elects to participate in this Plan during an Offering Period but whose actual Contributions for the Offering Period are less than any amount of Contributions previously elected by the Participant for that Offering Period will be deemed to have elected to reduce his or her Contributions for that Offering Period to the lesser amount of Contributions actually made by the Participant during that Offering Period. A Participant who elects to participate in this Plan during an Offering Period and whose actual Contributions for the Offering Period are greater than any amount of Contributions previously elected by the Participant for that Offering Period will be deemed to have elected to increase his or her Contributions for that Offering Period to the greater amount of Contributions actually made by the Participant during that Offering Period (subject to the applicable limits of this Plan). An election pursuant to this Section 7(b) must be made no later than the Exercise Date for the applicable Offering Period (or such earlier deadline that the Committee may reasonably require to process the change prior to the applicable Exercise Date) and shall be effective as soon as administratively practicable following its receipt by the Company.

(c)
Withdrawal During an Offering Period. A Participant may terminate his or her Contributions during an Offering Period (and receive a distribution of all or any portion of the balance of his or her Account in accordance with Section 11) by completing and filing with the Company, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form or applicable electronic withdrawal form which shall be completed by the Participant. Such termination shall be effective as soon as administratively practicable after its receipt by the Company. A withdrawal election pursuant to this Section 7(c) with respect to an Offering Period shall only be effective, however, if it is received by the Company prior to the Exercise Date of the Offering Period (or such earlier deadline that the Committee may reasonably require to process the withdrawal prior to the applicable Exercise Date). If a Participant withdraws during an Offering Period and elects to receive a distribution of only part of the balance of the Participant’s Account, the remainder of the balance of the Account shall be used to exercise the Participant’s Option as of the applicable Exercise Date in accordance with Section 9.

(d)
Leaves of Absence. During leaves of absence approved by the Company or a Participating Subsidiary and meeting the requirements of Regulation 1.421-1(h)(2) under the Code, a Participant may elect to continue participation in this Plan by delivering one or more cash payments to the Company to make up for the reduction in his or her Plan Contributions caused by his or her leave, provided that such make-up Contributions for an Offering Period must be made by the deadline specified by the Committee for the applicable Offering Period and in all cases not later than the last day of the applicable Offering Period.

8.	GRANT OF OPTION

(a)
Grant Date; Number of Shares. On each Grant Date, each Eligible Employee who is a Participant during that Offering Period shall be granted an Option to purchase a number of Common Shares. The Option shall be exercised on the Exercise Date. The number of Common Shares subject to the Option shall be determined by dividing the Participant’s Account balance as of the applicable Exercise Date by the Option Price, subject to the limits of Section 8(c).

(b)
Option Price. The Option Price per share of the shares subject to an Option for an Offering Period shall be the lesser of: (i) 85% of the Fair Market Value of a Share on the Grant Date of that Offering Period; or (ii) 85% of the Fair Market Value of a Share on the Exercise Date of that Offering Period; provided, however, that the Committee may provide prior to the start of any Offering Period that the Option Price for that Offering Period shall be determined by applying a discount amount (not to exceed 15%) to either (1) the Fair Market Value of a Common Share on that Grant Date of that Offering Period, or (2) the Fair Market Value of a Common Share on the Exercise Date of that Offering Period, or (3) the lesser of the Fair Market Value of a Common Share on the Grant Date of that Offering Period or the Fair Market Value of a Common Share on the Exercise Date of that Offering Period. Notwithstanding anything to the contrary in the preceding provisions of this Section 8(b), in no event shall the Option Price per share be less than the par value of a Common Share.

(c)
Limits on Share Purchases. Notwithstanding anything else contained herein, the maximum number of shares subject to an Option for an Offering Period shall be subject to the Individual Limit in effect on the Grant Date of that Offering Period (subject to adjustment pursuant to Section 17) and any person who is otherwise an Eligible Employee shall not be granted any Option (or any Option granted shall be subject to compliance with the following limitations) or other right to purchase shares under this Plan to the extent:

(1)
it would, if exercised, cause the person to own shares (within the meaning of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company, or of any Parent, or of any Subsidiary; or

(2)
such Option causes such individual to have rights to purchase shares under this Plan and any other plan of the Company, any Parent, or any Subsidiary which is qualified under Section 423 of the Code which accrue at a rate which exceeds $25,000 of the fair market value of the shares of the Company, of any Parent, or of any Subsidiary (determined at the time the right to purchase such shares is granted, before giving effect to any discounted purchase price under any such plan) for each calendar year in which such right is outstanding at any time.

For purposes of the foregoing, a right to purchase shares accrues when it first becomes exercisable during the calendar year. In determining whether the share ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of share ownership) shall apply, and shares which the Eligible Employee may purchase under outstanding options shall be treated as shares owned by the Eligible Employee.

9.	EXERCISE OF OPTION

(a)
Purchase of Shares. Unless a Participant withdraws entirely from an Offering Period pursuant to Section 7(c) (including a deemed withdrawal by the Participant as a result of the Participant having made no Contributions to this Plan for that Offering Period) or the Participant’s Plan participation is terminated as provided in Section 11, his or her Option for the purchase of shares shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant’s part, and the maximum number of whole Common Shares subject to such Option (subject to the limits of Section 8(c)) shall be purchased at the Option Price with the balance of such Participant’s Account.

(b)
Account Balance Remaining After Purchase. If any amount which is not sufficient to purchase a whole Common Share remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date, such amount shall be refunded to such Participant as soon as administratively practicable after such date; provided that the Committee may provide for any such amount not sufficient to purchase a whole Common Share to be credited to the Participant’s Account for the next Offering Period, if the individual continues as a Participant in such next Offering Period, in lieu of being refunded to the Participant. If the share limit of Section 4(a) is reached, any amount that remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date to purchase the number of shares that he or she is allocated shall be refunded to the Participant as soon as administratively practicable after such date. If any amount which exceeds the limits of Section 8(c) remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date, such amount shall be refunded to the Participant as soon as administratively practicable after such date.

10.	DELIVERY OF SHARES; HOLDING PERIOD

(a)
Delivery of Shares. As soon as administratively practicable after the Exercise Date, the Company shall, in its discretion, either deliver to each Participant a certificate representing the Common Shares purchased upon exercise of his or her Option, provide for the crediting of such Common Shares in book entry form in the name of the Participant, or provide for an alternative arrangement for the delivery of such Common Shares to a broker or recordkeeping service for the benefit of the Participant. In the event the Company is required to obtain from any commission or agency authority to issue any such certificate or otherwise deliver such Common Shares, the Company will seek to obtain such authority. If the Company is unable to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such certificate or other delivery of such Common Shares, or if for any reason the Company cannot issue or deliver Common Shares and satisfy Section 21, the Company shall be relieved from liability to any Participant except that the Company shall return to each Participant to whom such Common Shares cannot be issued or delivered the amount of the balance credited to his or her Account that would have otherwise been used for the purchase of such Common Shares.

(b)
Required Holding Period. Unless expressly permitted by the Committee, no sale, transfer or other disposition may be made of any Common Shares purchased under this Plan during the first nine (9) months following the end of the Offering Period in which such Common Shares were purchased. If such Common Shares are delivered to a broker or recordkeeping service for the benefit of the Participant as provided in Section 10(a), the shares shall be held in such brokerage account or by such recordkeeping service throughout such nine-month holding period. In the event a Participant sells, transfers or otherwise disposes of any Common Shares in violation of this Section 10(b), the Participant shall remit to the Company an amount in cash for each such Common Share equal to (i) the Fair Market Value of a Common Share on the Exercise Date of the applicable Offering Period, less (ii) the Option Price paid by the Participant to purchase such Common Share. A Participant may, to the extent the Participant continues to own sufficient Common Shares, satisfy such obligation by promptly selling Common Shares and remitting to the Company an amount in cash equal to the Participant’s obligation pursuant to the preceding sentence (including any such obligation that arises in connection with such sale of Common Shares). Notwithstanding the foregoing, if the Committee determines in its discretion that a Participant who owns Common Shares subject to the transfer restriction set forth in this Section 10(b) has a serious financial need, the Committee shall permit the Participant to sell such Common Shares to the extent the Committee deems necessary to satisfy the serious financial need, and the Participant shall not be required to make payment to the Company as contemplated by this Section 10(b) with respect to such sale. For purposes of clarity, neither the termination of a Participant’s employment nor the Participant’s failure to provide services to the Company or a Participating Subsidiary shall in and of itself trigger any obligation of the Participant to repay any amount or sell any Common Shares under this section. The Committee may, in its discretion, shorten or eliminate the holding period provided for above in this Section 10(b). The Committee may also lengthen such holding period as to Common Shares purchased in one or more Offering Periods that commence after such change is made.

11.	TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS

(a)
General. Except as provided in Section 11(b) below, if a Participant ceases to be an Eligible Employee for any reason (including, without limitation, due to the Participant’s death, disability, resignation or retirement, or due to a layoff or other termination of employment with or without cause), or if the Participant elects to withdraw from this Plan pursuant to Section 7(c), at any time prior to the last day of an Offering Period in which he or she participates, such Participant’s Account shall be paid to him or her (or, in the event of the Participant’s death, to the person or persons entitled thereto under Section 13) in cash, and such Participant’s Option and participation in this Plan shall automatically terminate as of the time that the Participant ceased to be an Eligible Employee.

(b)	Change in Eligible Status; Leave. If a Participant (1) ceases to be an Eligible Employee during an Offering Period but remains an employee of the Company or a Subsidiary through the Exercise Date (for example, and without limitation, due to a change in the Participant’s employer from the Company or a Participating Subsidiary to a non-Participating Subsidiary, if the Participant’s employer ceases to maintain this Plan as a Participating Subsidiary but otherwise continues as a Subsidiary, or if the Participant’s customary level of employment no longer satisfies the requirements set forth in the definition of Eligible Employee), or (2) during an Offering Period commences a sick leave, military leave, or other leave of absence approved by the Company or a Participating Subsidiary, and the leave meets the requirements of Treasury Regulation Section 1.421-1(h)(2) and the Participant is an employee of the Company or a Subsidiary or on such leave as of the applicable Exercise Date, such Participant’s Contributions shall cease (subject to Section 7(d)), and the Contributions previously credited to the Participant’s Account for that Offering Period shall be used to exercise the Participant’s Option as of the applicable Exercise Date in accordance with Section 9 (unless the Participant makes a timely withdrawal election in accordance with Section 7(c), in which case such Participant’s Account shall be paid to him or her in cash in accordance with Section 11(a)).

(c)
Re-Enrollment. A Participant’s termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements of this Plan are again then met. A Participant’s termination from this Plan shall be deemed to be a revocation of that Participant’s Subscription Agreement and such Participant must file a new Subscription Agreement to resume Plan participation in any succeeding Offering Period.

(d)
Change in Subsidiary Status. For purposes of this Plan, if a Subsidiary ceases to be a Subsidiary, each person employed by that Subsidiary will be deemed to have terminated employment for purposes of this Plan, unless the person continues as an employee of the Company or another Subsidiary.

12.	ADMINISTRATION

(a)
The Committee. The Board shall appoint the Committee, which shall be composed of not less than two (2) members of the Board. The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board may also, at any time, assume the administration of all or a part of this Plan, in which case references (or relevant references in the event the Board assumes the administration of only certain aspects of this Plan) to the “Committee” shall be deemed to be references to the Board. Action of the Committee with respect to this Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan.

(b)
Powers and Duties of the Committee. Subject to the express provisions of this Plan, the Committee shall supervise and administer this Plan and shall have the full authority and discretion (1) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company, any Subsidiary, and Participants under this Plan; (2) to further define the terms used in this Plan; (3) to prescribe, amend and rescind rules and regulations relating to the administration of this Plan (including, without limitation, deadlines for making elections or for providing any notices contemplated by this Plan, which deadlines may be more restrictive than any deadlines otherwise contemplated by this Plan); and (4) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan or the effectuation of its purposes. Notwithstanding anything else contained in this Plan to the contrary, the Committee may also adopt rules, procedures or sub-plans applicable to particular Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code and need not comply with the otherwise applicable provisions of this Plan.

(c)
Decisions of the Committee are Binding. Any action taken by, or inaction of, the Company, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons.

(d)
Indemnification. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan, and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

(e)
Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Company. No trust manager, director, officer or agent of the Company or any Participating Subsidiary shall be liable for any such action or determination taken or made or omitted in good faith.

(f)	Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or a Subsidiary.

13.	DEATH

If a Participant dies, the Company shall deliver all shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

14.	TRANSFERABILITY

Neither Contributions credited to a Participant’s Account nor any Options or rights with respect to the exercise of Options or right to receive shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or shares deliverable pursuant to this Plan shall be paid or delivered only to (or credited in the name of, as the case may be) the Participant or, in the event of the Participant’s death, as provided in Section 13.

15.	USE OF FUNDS; INTEREST

All Contributions received or held by the Company under this Plan will be included in the general assets of the Company and may be used for any corporate purpose. Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Account under this Plan (in respect of Account balances, refunds of Account balances, or otherwise). Amounts payable under this Plan shall be payable in Common Shares or from the general assets of the Company and, except for any Common Shares that may be reserved on the books of the Company for issuance with respect to this Plan, no special or separate reserve, fund or deposit shall be made to assure payment of amounts that may be due with respect to this Plan.

16.	REPORTS

Statements shall be provided (either electronically or in written form, as the Committee may provide from time to time) to Participants as soon as administratively practicable following each Exercise Date. Each Participant’s statement shall set forth, as of such Exercise Date, that Participant’s Account balance immediately prior to the exercise of his or her Option, the Option Price, the number of whole shares purchased and his or her remaining Account balance, if any.

17.	ADJUSTMENTS OF AND CHANGES IN THE SHARES

Upon or in contemplation of any reclassification, recapitalization, share split (including a share split in the form of a share dividend), or reverse share split; any merger, combination, consolidation, or other reorganization; split-up, spin-off, or any similar extraordinary dividend distribution in respect of the Common Shares (whether in the form of securities or property); any exchange of Common Shares or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Shares; or a sale of substantially all of the assets of the Company as an entirety occurs; then the Committee shall equitably and proportionately adjust (1) the number and type of shares or the number and type of other securities that thereafter may be made the subject of Options (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares (or other securities or property) subject to any or all outstanding Options, (3) the Option Price of any or all outstanding Options, and/or (4) the securities, cash or other property deliverable upon exercise of any outstanding Options, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding Options.
Upon the occurrence of any event described in the preceding paragraph, or any other event in which the Company does not survive (or does not survive as a public company in respect of its Common Shares); then the Committee may make provision for a cash payment or for the substitution or exchange of any or all outstanding Options for cash, securities or property to be delivered to the holders of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Shares upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the Option Price of the Option.
In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.
Without limiting the generality of Section 12, any good faith determination by the Committee as to whether an adjustment is required in the circumstances pursuant to this Section 17, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

18.	POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS

Upon a dissolution or liquidation of the Company, or any other event described in Section 17 that the Company does not survive or does not survive as a publicly-traded company in respect of its Common Shares, as the case may be, this Plan and, if prior to the last day of an Offering Period, any outstanding Options granted with respect to that Offering Period shall terminate, subject to any provision that has been expressly made by the Board for the survival, substitution, assumption, exchange or other settlement of this Plan and Options. In the event a Participant’s Option is terminated pursuant to this Section 18 without a provision having been made by the Board for a substitution, exchange or other settlement of the Option, such Participant’s Account shall be paid to him or her in cash without interest.

19.	TERM OF PLAN; AMENDMENT OR TERMINATION

(a)
Effective Date; Termination. Subject to Section 19(b), this Plan shall become effective as of the Effective Date. No new Offering Periods shall commence on or after the tenth (10th) anniversary of the Effective Date, and this Plan shall terminate as of the Exercise Date on or immediately following such date unless sooner terminated pursuant to Section 18 or this Section 19. In the event that all of the Common Shares made available under this Plan are subscribed prior to the expiration of this Plan, this Plan shall terminate at the end of that Offering Period and the Common Shares available shall be allocated for purchase by Participants in that Offering Period on a pro-rata basis determined with respect to Participants’ Account balances.

(b)
Board Amendment Authority. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part and without notice. Shareholder approval for any amendment or modification shall not be required, except to the extent required by law or applicable stock exchange rules, or required under Section 423 of the Code in order to preserve the intended tax consequences of this Plan. No Options may be granted during any suspension of this Plan or after the termination of this Plan, but the Committee will retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan. No amendment, modification, or termination pursuant to this Section 19(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Company under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 17 or Section 18 shall not be deemed to constitute changes or amendments requiring Participant consent.

(c)
Certain Additional Committee Authority. Notwithstanding the amendment provisions of Section 19(b) and without limiting the Board’s authority thereunder and without limiting the Committee’s authority pursuant to any other provision of this Plan, the Committee shall have the right (1) to designate from time to time the Subsidiaries whose employees may be eligible to participate in this Plan (including, without limitation, any Subsidiary that may first become such after the date shareholders first approve this Plan) (each a “Participating Subsidiary”), and (2) to change the service and other qualification requirements set forth under the definition of Eligible Employee in Section 2 (subject to the requirements of Section 423(b) of the Code and applicable rules and regulations thereunder). Any such change shall not take effect earlier than the first Offering Period that starts on or after the effective date of such change. Any such change shall not require shareholder approval.

20.	NOTICES

All notices or other communications by a Participant to the Company contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

21.	CONDITIONS UPON ISSUANCE OF SHARES

This Plan, the granting of Options under this Plan and the offer, issuance and delivery of Common Shares are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company and as a condition precedent to the exercise of his or her Option, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal requirements.

22.	PLAN CONSTRUCTION

(a)
Section 16. It is the intent of the Company that transactions involving Options under this Plan (other than “Discretionary Transactions” as that term is defined in Rule 16b-3(b)(1) promulgated by the Commission under Section 16 of the Exchange Act, to the extent there are any Discretionary Transactions under this Plan), in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act, satisfy the requirements for exemption under Rule 16b-3(c) promulgated by the Commission under Section 16 of the Exchange Act to the maximum extent possible. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Options or other events with respect to this Plan.

(b)
Section 423. Except as the Committee may expressly provide in the case of one or more sub-plans adopted pursuant to Section 12(b), this Plan and Options are intended to qualify under Section 423 of the Code. Accordingly, all Participants are to have the same rights and privileges (within the meaning of Section 423(b)(5) of the Code and except as not required thereunder to qualify this Plan under Section 423) under this Plan, subject to differences in Compensation among Participants and subject to the Contribution and share limits of this Plan.

(c)
Interpretation. If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Company and is consistent with the purposes of this Plan as to such persons in the circumstances.

23.	EMPLOYEES’ RIGHTS

(a)
No Employment Rights. Nothing in this Plan (or in any Subscription Agreement or other document related to this Plan) will confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Company or any Subsidiary, constitute any contract or agreement of employment or other service or effect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Company or any Subsidiary to change such person’s compensation or other benefits or to terminate his or her employment or other service, with or without cause. Nothing contained in this Section 23(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a Subscription Agreement.

(b)
No Rights to Assets of the Company. No Participant or other person will have any right, title or interest in any fund or in any specific asset (including Common Shares) of the Company or any Subsidiary by reason of any Option hereunder. Neither the provisions of this Plan (or of any Subscription Agreement or other document related to this Plan), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company or any Subsidiary and any Participant or other person. To the extent that a Participant or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Company.

(c)
No Shareholder Rights. A Participant will not be entitled to any privilege of share ownership as to any Common Shares not actually delivered to and held of record by the Participant. Except as expressly required by Section 17, no adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

24.	MISCELLANEOUS

(a)	Governing Law. This Plan, the Options, Subscription Agreements and other documents related to this Plan shall be governed by, and construed in accordance with, the laws of the State of Texas.

(b)	Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c)
Captions and Headings. Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

(d)
No Effect on Other Plans or Corporate Authority. The adoption of this Plan shall not affect any other Company or Subsidiary compensation or incentive plans in effect. Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee (1) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary (with or without reference to the Common Shares), or (2) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or authority. Benefits received by a Participant under an Option granted pursuant to this Plan shall not be deemed a part of the Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary, except where the Committee or the Board (or the Board of Directors of the Subsidiary that sponsors such plan or arrangement, as applicable) expressly otherwise provides or authorizes in writing.

25.	TAX WITHHOLDING
Notwithstanding anything else contained in this Plan herein to the contrary, the Company may deduct from a Participant’s Account balance as of an Exercise Date, before the exercise of the Participant’s Option is given effect on such date, the amount of taxes (if any) which the Company reasonably determines it or any Subsidiary may be required to withhold with respect to such exercise. In such event, the maximum number of whole shares subject to such Option (subject to the other limits set forth in this Plan) shall be purchased at the Option Price with the balance of the Participant’s Account (after reduction for tax withholding amount).
Should the Company for any reason be unable, or elect not to, satisfy its or any Subsidiary’s tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant’s exercise of an Option, or should the Company or any Subsidiary reasonably determine that it or an affiliated entity has a tax withholding obligation with respect to a disposition of shares acquired pursuant to the exercise of an Option prior to satisfaction of the holding period requirements of Section 423 of the Code, the Company or Subsidiary, as the case may be, shall have the right at its option to (1) require the Participant to pay or provide for payment of the amount of any taxes which the Company or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event or (2) deduct from any amount otherwise payable to or for the account of the Participant the amount of any taxes which the Company or Subsidiary reasonably determines that it or an affiliate is required to withhold with respect to such event.